EXHIBIT 10.23.2

FIRST AMENDMENT OF EMPLOYMENT AGREEMENT

THIS AGREEMENT is made this 27th day of May, 2025.

BETWEEN:

CONSOLIDATED WATER CO. LTD.
and AQUILEX, INC., (a Florida company and wholly-owned subsidiary of Consolidated Water Co. Ltd.) with its office at
5810 Coral Ridge Drive, Suite 220
Coral Springs, FL 33076
USA
(the “Company”)

AND:	ARMANDO AVERHOFF of 6070 SW 13th Street Miami, FL 33144 USA (the “Employee”)

WHEREAS:

A.The Company and the Employee (together, the “Parties”) entered into an employment agreement dated the 1st of October, 2021 (the “Employment Agreement”).

B.The Parties are desirous of amending the Employment Agreement in accordance with the terms of the Employment Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Parties agree that the Employment Agreement is amended as follows:

1.Clause 18(c) of the Employment Agreement is hereby amended and restated in its entirety as follows:

“(c)

The Company may terminate this agreement at any time upon serving three (3) months’ notice to the Employee and paying the Employee severance pay in accordance with the applicable law or in an amount equal to 100% of the Base Salary, as adjusted by Clause 5, whichever amount is greater.”

3.All other provisions of the Employment Agreement are incorporated herein and shall remain in full force and effect, including, but not limited to, capitalized terms that are not otherwise defined herein.

[signature page follows]

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IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

EXECUTED for and on behalf of CONSOLIDATED WATER CO. LTD. and AQUILEX, INC.		)	CONSOLIDATED WATER CO. LTD. and AQUILEX, INC.
)
)
)
By:		)
In the presence of:		)
)
)
/s/ David W. Sasnett		)	/s/ Frederick W. McTaggart
Witness			Frederick W. McTaggart
Print Name:	David W. Sasnett		Chief Executive Officer

EXECUTED by ARMANDO AVERHOFF		)
)
)
By:		)
In the presence of:		)
)
/s/ David W. Sasnett		)	/s/ Armando Averhoff
Witness			ARMANDO AVERHOFF
Print Name:	David W. Sasnett

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